UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

SCHEDULE 14A

_________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

The OLB Group, Inc.

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE OLB GROUP, INC.
1120 Avenue of the Americas, Fourth Floor
New York, New York 10036

April 1, 2024

To the Stockholders of The OLB Group, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of The OLB Group, Inc. (the “Company”) to be held virtually at http://www.virtualshareholdermeeting.com/OLB2024 on Friday, April 26, 2024 at 10:00 a.m. Eastern Time, for the following purposes:

(1)    To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a ratio of one-for-ten (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split).

(2)    To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE Approval of the Amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split.

The Board has fixed the close of business on March 28, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VIRTUALY ATTENDING THE SPECIAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE SPECIAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE ON THE INTERNET AT WWW.olb.com/public-fillings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. YOU WILL NEED TO USE THE CONTROL NUMBER APPEARING ON YOUR PROXY CARD TO VOTE PRIOR TO OR AT THE SPECIAL MEETING.

THE OLB GROUP, INC.
1120 Avenue of the Americas, Fourth Floor
New York, New York 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

April 1, 2024

To the Stockholders of The OLB Group, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of The OLB Group, Inc. (the “Company”) to be held virtually at http://www.virtualshareholdermeeting.com/OLB2024 on Friday, April 26, 2024 at 10:00 a.m. Eastern Time, for the following purposes:

(1)    To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a ratio of one-for-ten (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split).

(2)     To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE Approval of the Amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split.

Stockholders of record of our common stock at the close of business on March 28, 2024 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Special Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Special Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Special Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Special Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Special Meeting by visiting the website: www.investors.olb.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Special Meeting.

Each share of common stock entitles the holder thereof to one vote and each share of Preferred Stock entitles the holder to 111.110 votes per share. A complete list of stockholders of record entitled to vote at this Special Meeting will be available for ten days before this Special Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Special Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about April 1, 2024.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Ronny Yakov
Ronny Yakov
Chairman and Chief Executive Officer
The OLB Group, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF AN AMNEMDENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION EFFECTING THE REVERSE STOCK SPLIT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on April 26, 2024: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2022, is available at: http://www.olb.com/.

i

PROXY STATEMENT

THE OLB GROUP, INC.
SPECIAL MEETING OF STOCKHOLDERS
to be held virtually
at 10:00 a.m. Eastern time on April 26, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you in connection with the Company’s solicitation of proxies for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held virtually on April 26, 2024 at 10:00 a.m. Eastern time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about April 1, 2024. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to The OLB Group, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

This Proxy Statement for the Special Meeting.

Who can vote at the special meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.0001 per share (“Common Stock”) or Series A Preferred Stock (“Preferred Stock”), on March 28, 2024 (the “Record Date”) may vote at the Special Meeting. There were 18,103,462 shares of Common Stock and 1,021 shares of Preferred Stock outstanding on the Record Date and holders of the Preferred Stock have the right to 111.110 votes per share together with the holders of the Common Stock. All shares of Common Stock have one vote per share and vote together with the holders of the Series A Preferred Stock as a single class.

What is the proxy card?

The proxy card enables you to appoint Mr. Matthew Kepke, Corporate Counsel, as your representative at the Special Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Kepke to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we think that it is a good idea to complete and return your proxy card before the Special Meeting date just in case your plans change. If a proposal properly comes up for vote at the Special Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Special Meeting.

What am I voting on?

You are being asked to vote:

1.      To approve an Amendment to the Company’s Certificate of Incorporation reducing the number of issued and outstanding shares of capital stock to effect the Reverse Stock Split; and

2.      To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board recommends that the stockholders vote “FOR” the approval of the Amendment to the Company’s Certificate of Incorporation reducing the number of issued and outstanding shares of common stock to effect the Reverse Stock Split

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transfer Online, you are a “stockholder of record” who may vote at the Special Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Special Meeting as described below. Whether or not you plan to attend the Special Meeting, please vote prior to the Special Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card or in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person.    You may vote at the Special Meeting by following the instructions when you log-in for the Special Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Special Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Special Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

(4)    By Mail.    You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

•        sending a written notice to Matthew Kepke, our Corporate Counsel, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Special Meeting; or

•        Voting at the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Special Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the reverse stock split, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the amendment to the certificate of incorporation), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Special Meeting.

The amendment to the certificate of incorporation is “routine” matters and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to approve the Amendment to the Certificate of Incorporation?

The affirmative vote of a majority of the votes cast by the holders of Common Stock and Preferred Stock is required to approve the Amendment to the Company’s Certificate of Incorporation

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” the Amendment to the Company’s Certificate of Incorporation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Special Meeting?

We will announce voting results at the Special Meeting and file a Current Report on Form 8-K announcing the voting results of the Special Meeting.

Who can help answer my questions?

You can contact our Corporate Counsel, Matthew Kepke, at (212) 278-0900 or by sending a letter to Mr. Kepke at the offices of the Company at 1120 Avenue of the Americas, 4th Floor, New York, NY 10036 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE SPECIAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of The OLB Group, Inc., as part of the solicitation of proxies by our Board for use at the Special Meeting to be held on April 26, 2024, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about April 1, 2024. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Special Meeting.

Date, Time, Place of Special Meeting

The Special Meeting will be held virtually at http://www.virtualshareholdermeeting.com/OLB2024 on Friday, April 26, 2024 at 10:00 a.m. Eastern Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Special Meeting

At the Special Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

(1)    To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a ratio of one-for-ten (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split); and

(2)    To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Recommendations of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE Approval of the Amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split.

Record Date and Voting Power

Our Board fixed the close of business on March 28, 2024, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Special Meeting. As of the Record Date, there were 18,103,462 shares of Common Stock and 1,021 shares of Preferred Stock. Each share of Common Stock entitles the holder thereof to one vote and each share of Preferred Stock entitles the holder to 111.110 votes per share. Accordingly, a total of 18,214,805 votes may be cast at this Special Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the Common Stock and Preferred Stock outstanding and entitled to vote at the Special Meeting is represented at the Special Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

The affirmative vote of a majority of the votes cast at the Special Meeting by the holders of Common Stock and Preferred Stock at the Special Meeting is required to approve the Amendment to the Company’s Certificate of Incorporation. Abstentions will not have an effect on the approval of the Amendment to the Company’s Certificate of Incorporation. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card or; have your proxy card or in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.      In person.    You may vote at the Special Meeting by following the instructions when you log-in for the Special Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Special Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Special Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

4.      By mail.    You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at the Special Meeting, it is possible that other matters may be presented at the Special Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Special Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Special Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Special Meeting on the day of the Special Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Corporate Counsel, Matthew Kepke, at (212) 278-0900 or by sending a letter to Mr. Kepke at the offices of the Company at 1120 Avenue of the Americas, 4th Floor, New York, NY 10036 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located 1120 Avenue of the Americas, 4th Floor, New York, NY 10036. The Company’s telephone number at such address is (212) 278-0900.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF THE AMENDMENT OF THE CERTICATE OF INCORPORATION IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

PROPOSAL 1
AMENDMENT TO CERTIFICATE OF INCORPORATION

On March 20, 2024, our Board approved, by unanimous written consent, to adopt the Amendment to our Certificate of Incorporation effecting a Reverse Split of our issued and outstanding Common Stock at a ratio of one-for-ten and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Effecting the Reverse Split requires that our Certificate of Incorporation be amended. The text that will be incorporated into our Certificate of Incorporation upon effecting the Reverse Split is attached as Annex A to this Proxy Statement. The Split Amendment, which will be filed within one day if approved at the Special Meeting, will be effective upon the filing of such Amendment to the Certificate of Incorporation in the form attached as Annex A with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

The reason for the Reverse Split is that it should increase the stock price of our Common Stock, which is currently trading on Nasdaq Capital Market (the “Exchange”), above $1.00 per share, whereby the Company will meet the continued listing standards to remain trading on the Exchange.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 18,103,462 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for-ten Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	18,103,462	1,810,346

The number of votes per share of the holders of the Series A Preferred Stock will also be ratably adjusted in accordance with their terms as of the Effective Time so that each share of Series A Preferred Stock will be entitled to 111.11 votes for each Series A Preferred Stock.

The Reverse Split will not have any impact on the number of authorized shares of Common Stock provided for in our Certificate of Incorporation which shall remain at 50,000,000 shares.

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because we will not be reducing out authorized shares of Common Stock. The additional authorized but unissued shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the potentially newly available authorized shares that result from the Reverse Split for any purposes. The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

The Board’s primary objective in effecting the Reverse Split, if necessary or if the Board otherwise desires, is to enable the Board to raise the per share trading price of our Common Stock, which is currently trading on the Exchange.

Our Board has determined that by increasing the market price per share of our Common Stock, we would meet the stock price element of the continued listing requirements of the Exchange. Our Board concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is no longer quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors may view an investment in our Common Stock more favorably if our Common Stock continues to be quoted on the Exchange.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that, after the Reverse Split, the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Split.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of ten. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, the Exchange requires that we have a certain number of round lot stockholders to continue to be listed. Second, the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

The Reverse Split without the concurrent decrease of the authorized shares of Common Stock, will give our Board authority to issue additional shares that it would have been able to issue before the Reverse Split from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchange.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

It is anticipated that the Amendment will be filed with the Secretary of State of Delaware within one day of the Special Meeting if it is approved by the shareholders (the “Effective Time”). Upon the filing of the Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our Common Stock, you would hold 150 shares of our Common Stock after the split.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding down to the nearest number of whole shares so that we will issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time. The number of votes per share of the holders of the Series A Preferred Stock will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration and Stock Trading

We are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock. If the proposed Reverse Split is implemented, we will request that our Common Stock continue to be listed under the symbol “OLB,” however we cannot guarantee that the Exchange will permit our use of “OLB.” If “OLB” is not available to us, we will announce our new symbol as soon as practicable.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded down to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive certificate representing 150 shares of Common Stock and will receive cash in lieu of fractional shares.

As of the Record Date, we had 365 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding down of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

The Reverse Split will not have any effect on the authorized number of shares of our Common Stock which is currently 50,000,000 shares. In accordance with our Certificate of Incorporation and Delaware law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

As previously described, although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because we will not be reducing our authorized shares of Common Stock. The additional shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split without the concurrent decrease of the authorized shares of common stock, will give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split. Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and any reports prior to or subsequent to that date.

These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov. The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to: 1120 Avenue of the Americas, Fourth Floor, New York, NY 10036.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Ronny Yakov. Mr. Yakov will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Delivery Of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Proxy Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Proxy Statement, to the Company at 1120 Avenue of the Americas, Fourth Floor, New York, NY 10036.

If multiple stockholders sharing an address have received one copy of this Proxy Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Proxy Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Ronny Yakov
Name: Ronny Yakov
Title: Chairman

Annex A

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION
OF THE OLB GROUP, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation of The OLB Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted by written consent filed with the minutes of the Board in accordance with Section 141(f) of the DCGL on March 20, 2024, a resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of said Corporation to consummate a reverse stock split of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”).

SECOND: That upon the effectiveness of this Certificate of Amendment (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each ten (10) shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive upon the surrender of such stockholders’ old stock certificate, cash in lieu of fractional shares.

THIRD: That a meeting and vote of the stockholders of the Corporation (the “Stockholders”), took place on April 26, 2024 at which time this amendment was properly approved by the Stockholders.

FOURTH: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FIFTH: The aforesaid amendment shall be effective as of 9:00 A.M. Eastern Standard Time on April __, 2024.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this ____ day of April, 2024.

THE OLB GROUP, INC
/s/ Ronny Yakov
Name: Ronny Yakov
Title: Chief Executive Officer

Annex A-1

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS MATTHEW KEPKE AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK AND SERIES A PREFERRED STOCK OF THE OLB GROUP, INC. HELD OF RECORD BY THE UNDERSIGNED ON MARCH 28, 2024, AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2024, OR ANY ADJOURNMENT THEREOF.

1. To approve the Amendment to the Company’s Certificate of Incorporation:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the proposal described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OLB GROUP, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.